Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0248%


        Excess Protection Level
        3 Month Average   5.64%
          October, 1998   6.05%
          September, 1998   4.46%
          August, 1998   6.42%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,431,640,609.22